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                                                                 Exhibit 10.2(e)

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------



     This Registration Rights Agreement (the "Agreement") is made and entered into as of the 4th day of April, 1995, by and between FORSTMANN & COMPANY, INC., a Georgia corporation (the "Company"), and ODYSSEY PARTNERS, L.P., a Delaware limited partnership ("Odyssey").

     WHEREAS, Odyssey is the holder of 2,832,713 shares of the Company's common stock, par value $.001 per share (the "Common Stock"); and

     WHEREAS, in February 1992 the Board of Directors of the Company authorized the Company to grant to Odyssey registration rights with respect to 1,215,000 shares of Common Stock purchased by Odyssey in connection with the Company's initial public offering (the "IPO Shares"); and

     WHEREAS, the registration rights with respect to the IPO Shares have never been documented; and

     WHEREAS, the Company and Odyssey desire to provide for the registration of the IPO Shares and, if the IPO Shares are sold in an underwritten public offering (an "Offering"), to permit Odyssey to include in the Offering additional shares of Common Stock held by it and to grant Odyssey certain registration rights with respect to any remaining shares of Common Stock held by Odyssey after an Offering under certain circumstances as further set forth herein;

     NOW, THEREFORE, in consideration of the following mutual covenants and agreements, and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

     1.1  Certain Definitions.  The following terms shall have the following
          -------------------
meanings when used in this Agreement:

     (a) "Commission."  The term "Commission" shall mean the Securities and
          ----------
Exchange Commission or any other federal agency at the time administering the Securities Act.

     (b) "Common Shares."  The term "Common Shares" shall mean (i) with respect
          -------------
to the Initial Registration Statement, the IPO Shares and such number of additional shares
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of Common Stock which are held of record by Odyssey on the date hereof as the managing underwriters for the Offering shall have advised the Company does not exceed any Underwriter's Limitation with respect to the Offering, (ii) with respect to any subsequent Registration Statement filed hereunder, if the Company shall have filed the Initial Registration Statement and Odyssey shall have sold at least such number of IPO Shares as the managing underwriters for the Offering shall have advised does not exceed any underwriters' limitation with respect to the Offering, those shares of Common Stock which are held of record by Odyssey on the date hereof and which are not sold by Odyssey pursuant to the Initial Registration Statement.

     (c) "Common Stock."  The term "Common Stock" shall have the meaning set
          ------------
forth in the preamble.

     (d) "Company's Notice."  The term "Company's Notice" shall have the meaning
          ----------------
set forth in Section 2.3 hereof.

     (e) "Initial Registration Statement".  The term "Initial Registration
          ------------------------------
Statement" shall mean a registration statement filed pursuant to Section 2.1 or
2.2 hereof for an Offering pursuant to a firm commitment underwriting agreement with a firm of underwriters selected by the Company including the IPO Shares and any other shares of Common Stock owned by Investors which the managing underwriter for such Offering shall have advised the Company can be sold in such Offering without exceeding the Underwriter's Limitation.

     (f) "Initiating Investors."  The term "Initiating Investors" shall mean any
          --------------------
Investor or Investors who hold of record an aggregate of no less than 50% of the Registrable Stock then outstanding.

     (g) "Investors."  The term "Investors" shall mean Odyssey and any other
          ---------
holder of Registrable Stock who by amendment is added as a party to this Agreement or who is granted registration rights hereunder and has agreed with the Company in writing to be bound by this Agreement.

     (h) "Investor's Notice."  The term "Investor's Notice" shall have the
          -----------------
meaning set forth in Section 2.3 hereof.

     (i) "IPO Shares."  The term "IPO Shares" shall have the meaning set forth
          ----------
in the preamble.

     (j) "Offering."  The term "Offering" shall have the meaning set forth in
          --------
the preamble.

     (k) "Prior Agreements."  The term "Prior Agreements" shall mean,
          ----------------
individually and collectively, (i) that certain Common Stock Registration Rights Agreement dated as of November 19, 1990, by and between the Company and certain holders of the Company's

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Common Stock named therein, (ii) that certain Preferred Stock Registration
Rights Agreement dated as of November 19, 1990, by and between the Company and Executive Life Insurance Company, and (iii) that certain Registration Rights Agreement dated as of November 19, 1990, by and between the Company and certain holders of the Company's Amended Senior Subordinated Notes named therein.

     (l) "Prospective Sellers."  The term "Prospective Sellers" shall have the
          -------------------
meaning set forth in Section 2.5(a)(ii) hereof.

     (m) "Register."  The terms "register," "registered" and "registration"
          --------
refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act.

     (n) "Registrable Stock."  The term "Registrable Stock" shall mean (i) the
          -----------------
Common Shares and (ii) any securities of the Company issued or issuable with respect to the Common Shares by reason of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Each share of Registrable Stock shall continue to be Registrable Stock only for the duration of the Registration Period (as herein defined) and only in the hands of (w) Odyssey, (x) any transferee or assignee (including any subsequent transferee or assignee) which is an affiliate or a wholly-owned direct or indirect subsidiary of Odyssey, (y) any transferee or assignee which is a charitable institution that received Common Shares as a charitable donation from Odyssey or a partner of Odyssey, and (z) any single transferee or assignee (including any subsequent single transferee or assignee) to whom Odyssey assigns its rights under this Agreement provided such transferee or assignee delivers to the Company a written agreement to be bound by the terms and conditions of this Agreement; provided that any such share shall no longer be a share of Registrable Stock hereunder (regardless of the identity of any subsequent transferee or assignee) following any transfer thereof to a transferee or assignee who is not a person named in the foregoing clauses (x),
(y) or (z).

     (o) "Registration Period."  The term "Registration Period" shall mean, with
          -------------------
respect to any Investor and the shares of Registrable Stock then held by such Investor, that period beginning on the date hereof and ending on the date on which such Investor no longer holds any Registrable Stock, but not later than ten years after the date hereof.

     (p) "Registration Statement."  The term "Registration Statement" shall mean
          ----------------------
a registration statement relating to any shares of Registrable Stock, including the Initial Registration Statement, which is prepared and filed with the Commission under the Securities Act and in accordance with the terms and conditions of this Agreement.

     (q) "Securities Act."  The term "Securities Act" shall have the meaning set
          --------------
forth in the preamble.

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     (r) "Underwriter's Limitation".  The number of shares of Common Stock or
          ------------------------
other securities of the Company which the managing underwriter for any proposed Offering shall have advised the Company, in its good faith exercise of reasonable business judgment, is the maximum number that can be sold in such Offering without (a) creating a substantial risk that the proceeds or price per unit that will be derived from such Offering will be reduced; or (b) causing such Offering to be too large to be reasonably sold.


                                  ARTICLE II.
                            SECURITIES REGISTRATION

     2.1  Initial Registration Statement.  At any time during the Registration
          ------------------------------
Period, upon the written request of one or more Initiating Investors requesting that the Company effect the registration under the Securities Act of Registrable Stock consisting of (or corresponding to) not less than all of the IPO Shares for an Offering, the Company will thereupon promptly (but in any event within 120 days after it receives such written request) prepare and file the Initial Registration Statement with respect to the Registrable Stock which the Company has been so requested to register, for disposition in an Offering with an underwriter selected by the Company and reasonably satisfactory to the Initiating Investors, and the Company will thereafter use all reasonable efforts to cause such Registration Statement to become effective within 180 days after the date on which it receives such written request.

     2.2  Registration on Request.  At any time during the Registration Period,
          -----------------------
after the Company shall have filed an Initial Registration Statement, and provided the Investors shall have sold pursuant to the Initial Registration Statement at least such number of the IPO Shares as does not exceed the Underwriter's Limitation with respect to the Initial Registration Statement, upon the written request of one or more Initiating Investors requesting that the Company effect the registration under the Securities Act of Registrable Stock consisting of (or corresponding to) not less than 500,000 common shares (or all of the common shares, if the total number of common shares is less than 500,000) and specifying the intended method or methods of disposition thereof, the Company will thereupon promptly (but in any event within 120 days after it receives such written request) prepare and file a Registration Statement with respect to the Registrable Stock which the Company has been so requested to register, for disposition in accordance with the intended method or methods of disposition stated in such written request, and the Company will thereafter use all reasonable efforts to cause such Registration Statement to become effective within 180 days after the date on which it receives such written request; provided, however, that the Company shall not be required to effect more than
-----------------
one registration pursuant to this Section 2.2. In the event that any offering pursuant to a Registration Statement filed under this Section 2.2 is to be an underwritten offering, the Initiating Investor(s) shall have the right to select the underwriter for such offering, subject to the approval of the Company which shall not be unreasonably withheld. Notwithstanding the foregoing, if, on the date of receipt by the Company of a written request under this Section 2.2, the Company has given a Company's Notice (as defined in Section 2.3) with respect to a registration statement under the Securities Act (other

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than a registration relating either to (i) a dividend reinvestment, employee stock option, stock purchase or similar plan, (ii) a transaction pursuant to Rule 145 under the Securities Act, or (iii) a merger, consolidation or reorganization), the Company may defer the filing of any such Registration Statement requested pursuant to this Section 2.2 to a date not later than 120 days after the effective date of such prior registration statement and will use all reasonable efforts to cause such requested Registration Statement to become effective within 180 days after the effective date of such prior registration statement. The Company shall not register any shares of Common Stock pursuant to any registration statement filed pursuant to this Section 2.2, other than any Registrable Stock covered by any request for registration pursuant to this
Section 2.2, without the written consent of the Initiating Investors, provided,
                                                                      ---------
however, that the Company shall be entitled to include shares to be sold for its
-------
own account in any such Registration Statement to the extent that such shares, when aggregated with the shares to be sold by the Initiating Investors, do not exceed the Underwriter's Limitation with respect to such Offering.

     2.3  Incidental Offering.  If, at any time during the Registration Period,
          -------------------
the Company proposes to register any of its capital stock for sale, whether or not for its own account, pursuant to an Offering (other than a registration relating either to (i) a dividend reinvestment, employee stock option, stock purchase or similar plan, (ii) a transaction pursuant to Rule 145 under the Securities Act, or (iii) a merger, consolidation or reorganization), the Company shall each such time give written notice (the "Company's Notice"), at its expense, to each Investor then holding Registrable Stock of its intention to effect such registration at least 20 days prior to the filing of a registration statement with respect to such registration with the Commission. If any such Investor desires to dispose of all or part of its Registrable Stock in connection therewith, it shall deliver to the Company, within 10 days after the giving of the Company's Notice, written notice of such desire (the "Investor's Notice") stating the number of shares of Registrable Stock to be disposed of by such Investor. The Company shall cause all shares of Registrable Stock specified in such Investors' Notices to be included in the offering so as to permit the sale by such Investor or Investors of all of the shares of Registrable Stock referred to in such Investors' Notices, subject, however, to the limitations set forth in Section 2.4 hereof. The Company shall have the right, in its sole discretion, to select the underwriter for any offering pursuant to a Registration Statement filed under this Section 2.3. Any Registration Statement filed pursuant to this Section 2.3 shall be deemed an Initial Registration Statement if the Investors' Notice shall have requested the Company to include in such Registration Statement not less than all of the IPO Shares and the Investors shall have sold pursuant to the Registration Statement not less than the number of IPO Shares which does not exceed the Underwriter's Limitation with respect to such Offering.

     2.4  Limitations on Inclusion in Incidental Offering.
          -----------------------------------------------

     (a) The Company shall have the right to limit the aggregate size of any offering under Section 2.3 or the number of shares to be included therein by stockholders of the Company in accordance with any Underwriter's Limitation with respect to such Offering.
     (b) Whenever the number of shares which may be offered pursuant to Section
2.3 is limited by the provisions of Section 2.4(a) above, (i) any such reduction shall apply on a

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proportional basis to the Registrable Stock which Investors shall have requested to have included and all other securities that the Company shall have been requested, pursuant to contractual registration rights, to include in the offering other than those to be offered for the Company's own account and (ii) the Company shall have priority as to sales over the Investors and each Investor hereby agrees that it shall withdraw its Registrable Stock from such offering to the extent necessary to allow the Company to include all the shares which the Company desires to sell for its own account to be included within such offering. The Investors given rights by Section 2.3 above who are Prospective Sellers (as herein defined) shall share pro rata in the available portion of the offering in question, such sharing to be based upon the number of shares of Registrable
Stock then held by each of such Investors, respectively, with respect to which registration has been requested.

     (c) The Company may, for any reason and without the consent of any Investor, determine at any time not to proceed with any registration which is the subject of a Company's Notice and abandon the proposed offering, whereupon the Company shall be relieved of any further obligation hereunder to proceed with such registration or offering.

     (d) The rights of each Investor pursuant to Sections 2.3 and 2.4 above are subject to any superior rights of the holders of any securities of the Company under Section 3(b) of any of the Prior Agreements. The Company agrees that, during the Registration Period, it will not grant any registration rights to any other person that are superior to the Investors' registration rights hereunder, without the prior written consent of Investors then holding a majority of the shares of Registrable Stock.

     2.5  Registration Procedures.
          -----------------------

     (a) In connection with the registration by the Company of shares of Registrable Stock pursuant to Sections 2.1 and 2.2 above, or in connection with the inclusion of shares of Registrable Stock in any offering of securities of the Company pursuant to Section 2.3 above, the Company shall:

        (i) prepare and file with the Commission a Registration Statement with respect to such securities on such form as the Company deems appropriate and use all reasonable efforts to cause such registration statement to become and remain effective as provided herein; provided that, in the case of any registration
                              --------
pursuant to Section 2.3, such preparation and filing may be delayed in the sole discretion of the Company, without prejudice to the rights of any of the Investors pursuant to Section 2.2 hereof;

        (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectuses used in connection therewith as may be necessary to keep such Registration Statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by such Registration Statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the Investors who have requested that any of their shares be sold or otherwise disposed of in connection with any registration pursuant to Section 2.3 or whose shares of Registrable Stock are included in any registration pursuant to Section
2.2 (in either such case, the "Prospective Sellers"), until the earliest of (a) such time as all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof, (b) two years after the effective date of such Registration Statement or (c) the end of the Registration Period;

        (iii) notify the Prospective Sellers and confirm such advice in writing,
(a) when such Registration Statement becomes effective, and (b) of the entry of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, and, if such stop order shall be entered, the Company shall use its reasonable efforts promptly to obtain the lifting thereof;

        (iv) furnish to the Prospective Sellers at a reasonable time prior to the filing thereof with the Commission a copy of the Registration Statement in the form in which the Company proposes to file the same; not later than one day prior to the filing thereof, a copy of any amendment (including any post-effective amendment) to such Registration Statement; and promptly following the effectiveness thereof, a conformed copy of the Registration Statement as declared effective by the Commission and of each post-effective amendment thereto, including financial statements and all exhibits and reports incorporated therein by reference;

        (v) furnish to each Prospective Seller such number of copies of each prospectus, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and such other documents, as the Prospective Seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by it;

        (vi) use all reasonable efforts to register or qualify the shares covered by such Registration Statement under such other securities or Blue Sky or other applicable laws of such jurisdictions as each Prospective Seller shall reasonably request to enable such seller to consummate the public sale or other disposition of the shares owned by such seller; provided that the Company shall
                                                --------
not be required in connection therewith or as an election thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, or to maintain the effectiveness of any such registration or qualification for any period during which it is not required to maintain the effectiveness of the related Registration Statement under the Securities Act as set forth in Section 2.5(a)(ii);

        (vii) use all reasonable efforts to cause all such Registrable Stock to be listed on each securities exchange or other securities trading market on which Common Stock issued by the Company is then listed;

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     (viii)  enter into such customary agreements (including an underwriting agreement with respect to underwritten offerings) in form and substance reasonably acceptable to the Company and take such other customary actions as Prospective Sellers may reasonably request in order to expedite or facilitate the disposition of such Registrable Stock; and

     (ix) make reasonably available for inspection by any Prospective Seller, any underwriter participating in any disposition of Registrable Stock, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and use all reasonable efforts to cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with the registration contemplated by Sections 2.1, 2.2 or 2.3 above, in each case as and to the extent necessary to permit the Prospective Sellers to conduct a reasonable investigation within the meaning of the Securities Act. To minimize disruption and expense to the Company during the course of the registration process, all Prospective Sellers shall, to the extent practicable, coordinate their investigation and due diligence efforts hereunder and, to the extent practicable, will act through a single law firm and a single accounting firm and will enter into confidentiality agreements with the Company in form and substance reasonably satisfactory to the Company and such Prospective Sellers prior to receiving any confidential or proprietary information of the Company.

     (b) Each Prospective Seller shall furnish to the Company in writing such information as the Company may reasonably request from such Prospective Seller for use in preparing the registration statement (and the prospectus included therein) and performing its other obligations hereunder.

     (c) During such time as the Prospective Sellers may be engaged in a distribution of the Registrable Stock, the Prospective Sellers shall comply with Rules 10b-6 and 10b-7 promulgated under the Exchange Act, and pursuant thereto, shall, among other things: (w) not engage in any stabilization activity in connection with the securities of the Company in contravention of such Rules;
(x) distribute the Registrable Stock solely in the manner described in the Registration Statement; (y) cause to be furnished to each underwriter, broker or agent through whom the Registrable Stock may be offered, or to the offeree if an offer is not made through a broker, such copies of the Prospectus and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law; and (z) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act.

     2.6  Expenses of Registration.  All expenses incurred in effecting any
          ------------------------
registration and/or sale of Registrable Stock pursuant to Section 2.2 hereof, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with Blue Sky laws, fees and disbursements of counsel for the Company, expenses of any audits incidental to or required by any such registration (other than such annual audits as would otherwise be performed regardless of such registration), and expenses of all marketing and promotional efforts requested by any underwriter shall be borne by the Prospective Sellers; provided, however, that in the event that the Company or any other shareholder
-----------------
of the Company shall sell any shares of Common Stock in connection with any sale of Registrable Stock pursuant to Section 2.2 hereof, then the Company and any such shareholder shall bear its pro rata share of any such costs and expenses in proportion to the number of shares being sold by the Company or such shareholder in the Offering. All expenses incurred in effecting any registration and/or sale of Registrable Stock pursuant to Section 2.1 or Section 2.3 hereof, including, without limitation, all registration and filing fees with respect to securities registered for sale by the Company, printing expenses, expenses of compliance with Blue Sky laws, fees and disbursements of counsel for the Company, expenses of any audits incidental to or required by any such registration, and expenses of all marketing and promotional efforts requested by any underwriter shall be borne by the Company; provided, however, that each
                                               -----------------
Prospective Seller shall bear all registration and filing fees and underwriting discounts or brokerage fees or commissions relating to the sale of its Registrable Stock and all fees and expenses of its own counsel, accountants and other experts with respect to any registration and/or sale of Registrable Stock under Sections 2.1, 2.2 or 2.3 hereof.

     2.7  Indemnification.
          ---------------

     (a) The Company shall indemnify and hold harmless each Investor, each underwriter (as defined in the Securities Act), each other selling agent who may be deemed to be an underwriter, and each controlling person of any Investor, underwriter or other selling agent, if any (within the meaning of the Securities
Act), against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof) ("Losses"), to which such indemnified party may be subject under the Securities Act, under any other statute or at common law, but only to the extent such Losses arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in (x) any Registration Statement under which Registrable Stock held by such Investor was registered under the Securities Act or offered for sale, (y) any preliminary prospectus (if used prior to the effective date of such Registration Statement), or (z) any final prospectus or any post-effective amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement effective), in each case, on the effective date of such Registration Statement or post-effective amendment, or the date of such prospectus, including any preliminary prospectus, or supplement (the "Disclosure Documents"), (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading or (iii) any violation by the Company of the Securities Act or any Blue Sky law, or any rule or regulation promulgated under the Securities Act or any Blue Sky law, or any other law, applicable to the Company in connection with the sale, registration or qualification of any shares of Registrable Stock held by such Investor; and such indemnifying party shall reimburse each such indemnified party for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such loss, claim, damage, liability or action, whether or not resulting in any liability, or in connection with any investigation or proceeding by any governmental agency or instrumentality relating to any such claims with respect to any offering of securities pursuant to this Article II, but excluding any amounts paid in settlement of any action, suit, arbitration, proceeding, litigation, or investigation (collectively "Litigation"), commenced or threatened, if such settlement is effected without the prior written consent of such indemnifying party, which consent shall not be unreasonably withheld; provided, however, that the Company shall not be liable to any Investor, underwriter, other selling agent or controlling person in any such case to the extent that any such Losses arise out of or are based upon (i) an untrue statement or omission or alleged omission (x) made in any such Disclosure Documents in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party expressly for use in the preparation thereof, or (y) made in any preliminary prospectus if a copy of the final prospectus was not delivered to the person alleging any loss, claim, damage or liability for which Losses arise at or prior to the written confirmation of the sale of such Registrable Stock to such person and the untrue statement or omission concerned had been corrected in such final prospectus and copies thereof had timely been delivered by the Company to such indemnified party, or (z) made in any prospectus used by such indemnified party if a court of competent jurisdiction finally determines that at the time of such use such indemnified party had actual knowledge of such untrue statement or omission; or
(ii) the use of any prospectus after such time as the Company has advised such indemnified party that the filing of a post-effective amendment or supplement thereto is required, except the prospectus as so amended or supplemented, or the use of any prospectus after such time as the obligation of the Company to keep the same current and effective has expired; provided further that, in accordance with the policy of the Commission, any obligation of the Company to provide indemnification hereunder to a person who is a director, officer or controlling person of the Company, is subject to the limitation that, in the event of any claim by any such person for indemnification hereunder with respect to a claim against such person under the Securities Act (other than a claim for payment by the Company of expenses incurred by such person in the successful defense of any action, suit or proceeding), the Company will, unless in the opinion of its counsel the matter has been settled by controling precedent, submit to a court of competent jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and the Company and such person shall be governed by the final adjudication of such issue. In determining the actual knowledge of an indemnified party for purposes of clause
(i)(z) above, the actual knowledge (without any requirement of due inquiry) of a controlling person of an indemnified party shall be imputed to such indemnified party (and its other controlling persons).

     (b) In connection with the registration and/or sale of any shares of Registrable Stock pursuant to this Agreement, each Investor having any of its shares of Registrable Stock included in such registration shall, and (except as to clause (iii) below) shall cause any underwriter retained by it who participates in the offering to, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such Registration Statement and each controlling person of the Company (within the meaning of the Securities Act), against any Losses, joint or several, to which such indemnified party may become subject under the Securities Act, under any other statute or at common law, but only to the extent such Losses arise out of or are based upon
(i) any untrue statement (or alleged untrue statement) of any material fact contained in any of the Disclosure Documents or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnifying party expressly for use in the preparation thereof; (ii) the use by such indemnifying party of any prospectus after such time as the Company has advised such indemnifying party that the filing of a post-effective amendment or supplement thereto is required, except the prospectus as so amended or supplemented, or after such time as the obligation of the Company to keep the registration statement effective and current has expired, or (iii) any information given or representation made by such indemnifying party to any purchaser in connection with the sale of Registrable Shares which is not contained in and not in conformity with the prospectus (as amended or supplemented at the time of the giving of such information or making of such representation); and such indemnifying party shall reimburse each such indemnified party for any legal and other expenses reasonably incurred by such party in investigating or defending any such loss, claim, damage, liability or action, whether or not resulting in any liability, or in connection with any investigation or proceeding by any governmental agency or instrumentality relating to any such claims with respect to any offering of securities pursuant to this Article II, but excluding any amounts paid in settlement of any Litigation, commenced or threatened, if such settlement is effected without the prior written consent of such indemnifying party; provided, however, that
                                                  -----------------
Investors shall not be liable to the Company, any of its directors, any of its officers who have signed such Registration Statement or any controlling person of the Company in any such case to the extent that any such Losses arise out of or are based upon (y) statements made in any preliminary prospectus if a copy of the final prospectus was not delivered to the person alleging any loss, claim, damage or liability for which losses arise at or prior to the written confirmation of the sale of such Registrable Stock to such person and the untrue statement or omission concerned had been corrected in such final prospectus, or
(z) statements made in any prospectus used by such Indemnified Party if a court of competent jurisdiction finally determines that at the time of such use such Indemnified Party had actual knowledge of such untrue statement or omission.

     (c) If the indemnification provided for in Section 2.7(a) or (b) above is unavailable to an indemnified party in respect of any Losses referred to therein, then the intended indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the intended indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the intended indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the intended indemnifying party or by the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 2.7(c) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.7(c), no Investor shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock sold by it exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (d) Promptly after receipt by an indemnified party under Section 2.7(a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such Section or to the extent that it has not been prejudiced as a proximate result of such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, in each case jointly with any other indemnifying parties and with counsel reasonably satisfactory to such indemnified party; provided, however, that, if the defendants in any such
                        ------------------
action include both the indemnified party and the indemnifying party and representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, the indemnified party or parties shall have the right to select separate counsel to defend such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 2.7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. It is understood, however, that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any action or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate law firm (in addition to any local counsel) for all indemnified parties.

     2.8  Assertion and Transfer of Registration Rights.  The rights of any
          ---------------------------------------------
Investor under this Agreement may be transferred or assigned only to (i) a transferee or assignee (including any subsequent transferee or assignee) which is an affiliate or a wholly-owned direct or indirect subsidiary of Odyssey, (ii) any transferee or assignee which is a charitable institution which receives the related Registrable Stock as a charitable donation from Odyssey or any partner of Odyssey, or (iii) any single transferee or assignee (including any subsequent single transferee or assignee) to whom Odyssey assigns its rights under this Agreement provided such transferee or assignee delivers to the Company a written agreement to be bound by the terms and conditions of this Agreement. In any event, the rights of any Investor under this Agreement may be transferred or assigned only in connection with a transfer of securities which remain Registrable Stock hereunder after giving effect to such transfer, and not to any other or subsequent transferee of any such securities, and any such permitted transfer or assignment shall be effective only upon the receipt by the Company of written notice of such transfer or assignment and an instrument, the form and substance of which shall be reasonably satisfactory to the Company, pursuant to which such transferee or assignee agrees to be bound by the provisions of this Agreement.

     2.9  Holdback Agreements.
          -------------------

     (a) Notwithstanding any provision of this Agreement to the contrary, in the event the Company notifies the Investors that the Company intends to file a registration statement in connection with an underwritten offering of any of its capital stock, each Investor shall refrain from selling or otherwise distributing any Registrable Stock during such period as shall be reasonably requested by the underwriters of such offering (the "Offering Restricted Period") except as part of such offering as set forth herein. If a Registration Statement filed pursuant to Section 2.2 is effective on the first date of the Offering Restricted Period, the Company's obligation under Section 2.5(a)(ii) to keep such Registration Statement current and effective shall be extended for a number of days equal to the Offering Restricted Period, or, if earlier, until the date on which all of the Registrable Stock has been disposed of.

     (b) Notwithstanding anything set forth herein to the contrary, in the event that the Company notifies the Investors that the Company desires to amend the Registration Statement or to supplement the prospectus in order to disclose material information required to be disclosed in the prospectus included in such Registration Statement, as then in effect, in order to correct an untrue statement of a material fact or to disclose an omitted material fact that is required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, the Investors shall refrain from selling Registrable Stock until the Company notifies the Investors that the required amendment or supplement has been filed with the Commission (the "Disclosure Restricted Period"). If a Registration Statement filed pursuant to Section 2.2 is effective on the first date of the Disclosure Restricted Period, the Company's obligation under Section 2.5(a)(ii) to keep such Registration Statement current and effective shall be extended for a number of days equal to the Disclosure Restricted Period, or, if earlier, until the date on which all of the Registrable Stock has been disposed of. The Company shall use its reasonable efforts to file such amendment or supplement as promptly as practicable after the Company decides to amend the Registration Statement or supplement the prospectus.

     (c) Notwithstanding any provision of this Agreement to the contrary, in the event the Company notifies the Investors that it has received a notice pursuant to Section 4(b)(1) of any of the Prior Agreements (which notice by the Company shall state the date on which it received such notice pursuant to Section 4(b)(1) of such Prior Agreement), each Investor shall thereafter refrain from selling or otherwise distributing any Registrable Stock, as and to the extent set forth in such notice by the Company, for the period ending 20 days after receipt by the Company of such notice pursuant to Section 4(b)(1) of such Prior Agreement (the "Prior Agreement Restricted Period"). If a Registration Statement filed pursuant to Section 2.2 is effective on the first date of the Prior Agreement Restricted Period, the Company's obligation under Section 2.5(a)(ii) to keep such Registration Statement current and effective shall be extended for a number of days equal to the Prior Agreement Restricted Period, or, if earlier, until the date on which all of the Registrable Stock has been disposed of.

     2.10  Lender Consents.  If the sale by Odyssey of the number of Common
           ---------------
Shares proposed to be sold by Odyssey pursuant to any Registration Statement to be filed pursuant to Sections 2.1, 2.2 or 2.3 of this Agreement would cause a default or violate any covenant in any loan agreement, credit agreement, indenture, promissory note, or other security of the Company, the Company will use reasonable efforts to obtain such consents, waivers or amendments as may be required thereunder; provided, however, that if the Company is unable to obtain
                     -----------------
such consents, waivers or amendments, Odyssey shall limit its sales of Common Shares under such Registration Statement to such number, if any, which would not result in a violation of or default under such agreement, indenture, note or security. The Company represents that the only agreements to which the Company is a party pursuant to which the sale by Odyssey could result in a default or violate a covenant thereof are the Loan Agreement dated October 30, 1992, as amended, with General Electric Capital Corporation (the "GECC Facility") and the Loan and Security Agreement dated December 27, 1991, as amended with The CIT Group/Equipment Financing, Inc. (the "CIT Facility"). The Company covenants and agrees that during the Registration Period it will not enter into any other agreement or issue any security pursuant to which a sale of Common Stock by Odyssey could result in a default or violation of a covenant of the Company without the prior written consent of Odyssey; provided, however, that this
                                              -----------------
restriction shall not apply to any amendment to or refinancing of the GECC Facility or the CIT Facility.


                                  ARTICLE III.
                                 MISCELLANEOUS

     3.1  Notices.  All notices, demands or other communications hereunder shall
          -------
be in writing and shall be deemed given when delivered personally, mailed by certified mail, return receipt requested, sent by overnight courier service or telecopied, telegraphed or telexed (transmission confirmed), or otherwise actually delivered:

     If to the Company:    Forstmann & Company, Inc.
                           1185 Avenue of the Americas
                           New York, New York  10036
                           Attention: Jane S. Pollack, Esq.
                           Telephone: (212) 642-6900
                           Facsimile: (212) 642-6992

     If to Odyssey:        Odyssey Partners, L.P.
                           31 West 52nd Street
                           New York, New York  10019
                           Attention:  Lawrence Levitt
                           Telephone:  (212) 708-0600
                           Facsimile:  (212) 708-0750

     If to any other
     Investor:             At the address and numbers set forth in the Company's
                           records, marked for attention as therein indicated;

or at such other address and numbers as may have been furnished by such person in writing to the other parties, accompanied by a written request that such address and numbers be used for the purpose of giving notices hereunder.

     3.2  Severability and Governing Law.  Should any Section or any part of a
          ------------------------------
Section within this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement. This Agreement is made and entered into in the State of New York, and the laws of said state shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations hereunder.

     3.3  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     3.4  Captions and Section Headlines.  Section titles or captions contained
          ------------------------------
in this Agreement are inserted as a matter of convenience and for reference purposes only, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

     3.5  Singular and Plural, Etc.  Whenever the singular number is used herein
          ------------------------
and where required by the context, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders.

     3.6  Costs and Attorneys' Fees.  In the event that any action, suit, or
          -------------------------
other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall recover all of such party's costs, and attorneys' fees incurred in each and every such action, suit, or other proceeding, including any and all appeals or petitions therefrom. As used herein, "attorneys' fees" shall mean the full and actual costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services.

     3.7  Amendments and Waivers.  Neither this Agreement nor any term hereof
          ----------------------
may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investors holding at least 66-2/3% of the Registrable Stock then outstanding; provided, however, that no such amendment or waiver shall affect the provisions of this Section 3.7 and no such waiver shall extend to or affect any other obligation not expressly waived. No failure to exercise and no delay in exercising, on the part of any party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. The failure of any party to insist upon a strict performance of any of the terms or provisions of this Agreement, or to exercise any option, right or remedy herein contained, shall not be construed as a waiver or as a relinquishment for the future of such term, provision, option, right or remedy, but the same shall continue and remain in full force and effect.

     3.8  Successors and Assigns.  All rights, covenants and agreements of the
          ----------------------
parties contained in this Agreement shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and assigns.

     3.9  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein. Odyssey acknowledges and agrees that, by entering into this Agreement, the Company has satisfied any obligation it has, arising out of the 1992 initial public offering or otherwise, to provide registration rights with respect to the shares of Common Stock owned by Odyssey and that Odyssey's rights with respect to the registration of such shares are limited to the rights set forth in this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                   FORSTMANN & COMPANY, INC.


                                   By: /s/ Jane S. Pollack
                                       ----------------------------
                                       Jane S. Pollack
                                       Vice President and Secretary



                                   ODYSSEY PARTNERS, L.P.


                                   By: /s/ Jack Nash
                                       ----------------------------
                                       Jack Nash
                                       General Partner